EXHIBIT 32.1

                Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
                 Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I,  Paul M.  Joeckel,  the  Secretary  and  Chief  Financial  Officer  of  Eagle
Exploration Company,  (the "Company"),  certify,  pursuant to Section 906 of the
Sarbanes-Oxley  Act of 2002,  18  U.S.C.  Section  1350,  that to the best of my knowledge:

(1)  the Annual  Report on Form  10-KSB of the Company for the fiscal year ended
     March 31, 2005 (the  "Report")  fully  complies  with the  requirements  of
     Section 13 (a) or 15 (d) of the Securities  Exchange Act of 1934 (15 U.S.C.
     78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2005
                                          /s/  Paul M. Joeckel
                                          Name: Paul M. Joeckel
                                          Title: Secretary and Chief Financial Officer